UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. __)
Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[x] Preliminary Proxy Statement
[  ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material under § 240.14a 12
_______________________________________________________
Carillon Series Trust
_______________________________________________________
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
[x] No fee required.
[  ] Fee paid previously with preliminary materials.
[  ] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CARILLON SERIES TRUST
Carillon Chartwell Small Cap Growth Fund

880 Carillon Parkway
St. Petersburg, Florida 33716
(800) 421-4184
[  ], 2025
Dear Fellow Shareholder:
You are cordially invited to attend a special meeting of shareholders (“Meeting”) of Carillon Series Trust (the “Trust”) on behalf of Carillon Chartwell Small Cap Growth Fund, a series of the Trust (the “Fund”), which will be held on July 23, 2025 at 10:00 a.m. Eastern Time at 880 Carillon Parkway, St. Petersburg, Florida 33716.
The Meeting has been called by the Board of Trustees of the Trust (“Board”).  The purpose of the Meeting is to seek your approval on important proposals affecting the Fund that recently were recommended by the Fund’s investment adviser and approved by the Board of the Trust.
As more fully described in the enclosed proxy materials, shareholders are being asked to vote on the following proposals with respect to the Fund:
Proposa1 1: To approve the amendments of each of the Fund’s fundamental investment policies as set forth below:
A.	To approve the amendment of the Fund’s fundamental investment policy with respect to issuing senior securities.
B.	To approve the amendment of the Fund’s fundamental investment policy with respect to borrowing.
C.	To approve the amendment of the Fund’s fundamental investment policy with respect to commodities.
D.	To approve the amendment of the Fund’s fundamental investment policy with respect to industry concentration.
E.	To approve the amendment of the Fund’s fundamental investment policy with respect to diversification.
F.	To approve the amendment of the Fund’s fundamental investment policy with respect to loans.
G.	To approve the amendment of the Fund’s fundamental investment policy with respect to real estate.
H.	To approve the amendment of the Fund’s fundamental investment policy with respect to underwriting.

The Fund has certain investment policies that are “fundamental” – that is, they can be changed only with shareholder approval. The proposed changes to the Fund’s fundamental investment policies are intended to afford the Fund greater flexibility in pursuing its investment objective and strategy, and to allow the Fund to adapt to any future changes to applicable law or regulation without incurring the cost of shareholder approval, provided there is compliance with limitations proposed by applicable law.  The changes would also align the fundamental investment policies of the Fund with those of the majority of the other series of the Trust and would allow for the reorganization of another series of the Trust that is a substantially identical investment product into the Fund, without the expense of seeking a vote of the shareholders of that fund. Carillon has advised the Board that adoption of the proposed fundamental investment policies is not expected to affect materially the manner in which the Fund’s investment program is conducted, as reflected in the Fund’s current prospectus and statement of additional information.

The Trust’s Board of Trustees, including its independent trustees, has carefully reviewed the proposals and unanimously recommends that you vote “FOR” the proposals.
We encourage you to read the Proxy Statement in full before you vote.  Following this letter are questions and answers regarding this proxy solicitation.  The information is designed to help you cast your vote as a Fund shareholder, and is being provided as a supplement to, and not a substitute for, your proxy materials.
The notice of special meeting of shareholders, the proxy statement, and the proxy card(s) are enclosed.  If you are unable to attend the Meeting in person, we urge you to sign, date, and return the proxy card(s) (or vote by internet or telephone) so that your shares may be voted in accordance with your instructions.  Voting your shares in a timely manner helps avoid additional solicitation costs.
If you have any questions regarding the proxy materials or the voting process, please feel free to call us toll-free at (800) 421-4184, or our proxy solicitor, Broadridge Financial Solutions, Inc., toll-free at (833)-218-4458.  Your participation in these matters is extremely important.  Thank you for your vote on these important proposals.
Sincerely, /s/ Susan L. Walzer Susan L. Walzer President

QUESTIONS AND ANSWERS REGARDING THE PROPOSALS
Enclosed is a Proxy Statement for the upcoming Special Meeting of Shareholders of Carillon Chartwell Small Cap Growth Fund (the “Fund”), a series of Carillon Series Trust (the “Trust”).
While we recommend that you carefully read the full text of the enclosed Proxy Statement, below is a brief overview of the matters to be voted on.
Question:	Why am I receiving these proxy materials?
Answer:
You are receiving these materials because you owned shares of the Fund on April 17, 2025, and, as a result, have a right to vote on the proposals (“Proposals”) relating to the Fund at the Special Meeting of Shareholders to be held on July 23, 2025 and at any postponements or adjournments thereof (“Meeting”).

Question:	What am I being asked to vote “FOR” in the Proxy Statement?
Answer:	As described in more detail in the enclosed Proxy Statement, you are being asked to approve the following Proposals with respect to your Fund:
Proposa1 1: To approve the amendments of each of the Fund’s fundamental investment policies as set forth below:
A.	To approve the amendment of the Fund’s fundamental investment policy with respect to issuing senior securities.
B.	To approve the amendment of the Fund’s fundamental investment policy with respect to borrowing.
C.	To approve the amendment of the Fund’s fundamental investment policy with respect to commodities.
D.	To approve the amendment of the Fund’s fundamental investment policy with respect to industry concentration.
E.	To approve the amendment of the Fund’s fundamental investment policy with respect to diversification.
F.	To approve the amendment of the Fund’s fundamental investment policy with respect to loans.
G.	To approve the amendment of the Fund’s fundamental investment policy with respect to real estate.
H.	To approve the amendment of the Fund’s fundamental investment policy with respect to underwriting.

Question:	How does the Board of Trustees recommend that I vote?
Answer:
After careful consideration of the Proposals, the Board of Trustees (“Board” or “Board of Trustees”) of the Trust, including the trustees who are not “interested persons” of the Trust (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Independent Trustees”), unanimously approved the Proposals and recommend that you vote for the Proposals.  The reasons for the Board’s recommendations are discussed in more detail in the attached Proxy Statement.

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Question:	What is a fundamental investment policy?
Answer:
The 1940 Act requires registered investment companies, such as the Fund, to have certain specific investment policies that can be changed only with shareholder approval. Investment companies may also elect to designate other policies that may be changed only with a shareholder vote. Both types of policies are often referred to as fundamental investment policies.

Question:	What is the purpose of the proposed changes and why is the Board recommending the changes contemplated by the Proposals?
Answer:
Proposals 1.A. through 1.H. would amend the fundamental investment policies of the Fund to afford the Fund greater flexibility in pursuing its investment objective and strategy, and to allow the Fund to adapt to any future changes to applicable law or regulation without incurring the cost of shareholder approval, provided there is compliance with limitations proposed by applicable law.  Proposals 1.A. through 1.H would also align the fundamental investment policies of the Fund with those of the majority of the other series of the Trust, for which Carillon also serves as investment adviser (the “Other Funds”), which may result in operational efficiencies in the oversight of the Fund’s compliance with its fundamental investment policies.

In addition, Proposals 1.A. through 1.H. would align the fundamental investment policies of the Fund with those of one such Other Fund, the Carillon Chartwell Small Cap Fund (“Chartwell Small Cap Fund”), another series of the Trust for which Carillon Tower Advisers, Inc. (“Carillon”), the Fund’s investment adviser, serves as investment adviser and Chartwell Investment Partners, LLC, the Fund’s subadviser, serves as subadviser, and which has identical investment objectives, principal investment strategies, and principal risks as the Fund.
At meetings held on November 14 and 15, 2024, the Trust’s Board approved a plan of reorganization pursuant to which the Chartwell Small Cap Fund would be reorganized into the Fund (the “Reorganization”).  The Reorganization would consolidate series of the Trust that are similar investment products and also may result in operational efficiencies for the Trust.  In addition, the Reorganization has the potential to increase the Fund’s assets under management, resulting in economies of scale and lower expenses for the Fund over time.  Aligning the fundamental investment policies of the Fund with those of the Chartwell Small Cap Fund at this time would allow the Reorganization to proceed without the expense of seeking a vote of the shareholders of the Chartwell Small Cap Fund. The costs of the Reorganization, which are unknown at this time, are expected to be paid by the Fund, because the Reorganization will increase the asset size of the Fund and has the potential to result in economies of scale and lower expenses for the Fund over time. As a result of the fee waiver and/or expense reimbursement agreement, Carillon is expected to pay the Reorganization-related fees and expenses.
Further information regarding the specific rationale for the proposed change of each fundamental investment policy is set forth in the Proxy Statement.
Question:	How do the proposed changes to the Fund’s fundamental investment policies benefit shareholders?
Answer:
Proposals 1.A. through 1.H. are intended to benefit the Fund and its shareholders in the following ways: (1) affording the Fund greater flexibility in pursuing its investment objective and strategy; (2) allowing the Fund to adapt to any future changes to applicable law or regulation without incurring the cost of shareholder approval, provided there is compliance with limitations proposed by applicable law; (3) aligning the fundamental investment policies of the Fund with those of the Other Funds, which may result in operational efficiencies in the oversight of the Fund’s compliance with its fundamental investment policies and (4) allowing for the Reorganization to proceed without the expense of seeking a vote of the shareholders of the Chartwell Small Cap Fund.

Question:	Will these changes result in changes to the Fund’s investment approach?
Answer:
No. The Proposals are intended to, among other things, provide Carillon with greater flexibility in managing the Fund. If approved, the Fund will continue to be managed subject to the applicable limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the Fund’s investment objective, strategies and policies as currently in effect at the time of this proxy. Carillon has advised the Board that adoption of the proposed fundamental investment policies outlined in Proposals 1.A. through 1.H. are not expected to affect materially the manner in which the Fund’s investment program is conducted, as reflected in the Fund’s current prospectus and statement of additional information. Any material changes to the management of the Fund in the future will require consideration by the Board and disclosure in the Fund’s prospectus or statement of additional information, as appropriate.

Question:	What vote is required to approve the Proposals?
Answer:
Approval of each Proposal requires the vote of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Question:	What happens if the Proposals are not approved?
Answer:
Each Proposal relates to a specific fundamental investment policy. Shareholders are being asked to vote separately on each Proposal. No Proposal to amend any fundamental investment policy is contingent upon the approval of any other Proposal. As a result, it may be the case that certain of the Fund’s fundamental investment policies will be amended while others will not. If shareholders do not approve a Proposal, the current fundamental investment policy contained in that Proposal will remain in effect.

Question:	If the Proposals are approved, when will they be implemented?
Answer:
If a Proposal is approved by shareholders at the Meeting, the proposed change to that fundamental investment policy will take effect as soon as reasonably practicable.  Although no Proposal is contingent upon any other, to the extent that the fundamental investment policies of the Fund are not identical to the Chartwell Small Cap Fund, Carillon may determine that shareholder approval of the Chartwell Small Cap Fund is necessary for the Reorganization, which may add delay and expense to the Reorganization and negatively impact shareholders of the Fund.

Question:	Who will bear the expenses related to the Meeting and Proxy Statement?
Answer:	Carillon or an affiliate will bear the expenses associated with the Meeting, including the costs of printing, mailing, tabulating and soliciting proxies, whether or not the Proposals are approved.

Question:	How can I vote my shares?
Answer:
Please indicate your voting instructions on the enclosed proxy card(s), sign and date the card(s), and return the card(s) by mail in the postage-paid envelope provided.  If you own investments in the Fund through multiple accounts, you will receive a separate proxy card for each account.  Please vote each proxy card.

As an alternative to voting the proxy card(s) by mail, you may vote by telephone, online via the internet or in person.  To vote by telephone, please call one of the toll-free numbers listed on the proxy card(s).  To vote online via the internet, please access the website listed on the proxy card(s).  Please note that to vote by telephone or online via the internet, you will need the unique “control” number(s) that appears on the enclosed proxy card(s).  If you will be attending the Meeting, please let us know by calling us toll-free at (800) 421-4184.  You will be required to provide valid identification in order to gain admission to the Meeting.  If you hold your shares in street name and you wish to vote in person at the Meeting, you must request your broker, bank or other nominee to provide you with a legal proxy in order to vote your shares at the Meeting.
It is important that you vote your proxy promptly.  If you have any questions regarding the Proposals, the proxy materials or how to vote your shares, please us toll-free at (800) 421-4184, or our proxy solicitor, Broadridge Financial Solutions, Inc. (“Broadridge”), toll-free at (833)-218-4458.  If we do not receive your voting instructions after our original mailing, you may be contacted by officers of the Trust, employees of Carillon or by Broadridge, in any case, to remind you to vote.

CARILLON SERIES TRUST
Carillon Chartwell Small Cap Growth Fund

880 Carillon Parkway
St. Petersburg, Florida 33716
(800) 421-4184
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on July 23, 2025
TO SHAREHOLDERS:
A Special Meeting of Shareholders of Carillon Series Trust (the “Trust”) on behalf of Carillon Chartwell Small Cap Growth Fund, a series of  the Trust (the “Fund”), will be held on July 23, 2025 at 10:00 a.m. Eastern Time, at the Trust’s principal executive office, located at 880 Carillon Parkway, St. Petersburg, Florida 33716, for the following purposes with respect to the Fund:
Proposal
Proposa1 1: To approve the amendments of each of the Fund’s fundamental investment policies as set forth below:
A.	To approve the amendment of the Fund’s fundamental investment policy with respect to issuing senior securities.
B.	To approve the amendment of the Fund’s fundamental investment policy with respect to borrowing.
C.	To approve the amendment of the Fund’s fundamental investment policy with respect to commodities.
D.	To approve the amendment of the Fund’s fundamental investment policy with respect to industry concentration.
E.	To approve the amendment of the Fund’s fundamental investment policy with respect to diversification.
F.	To approve the amendment of the Fund’s fundamental investment policy with respect to loans.
G.	To approve the amendment of the Fund’s fundamental investment policy with respect to real estate.
H.	To approve the amendment of the Fund’s fundamental investment policy with respect to underwriting.

Shareholders also will be asked to transact any other business as may properly come before the Meeting.  The Proposals, including any conditions to implementation of the Proposals, are discussed in greater detail in the attached Proxy Statement.  The Board of Trustees of the Trust, including its independent trustees, has carefully reviewed the Proposals and unanimously recommends that shareholders vote “FOR” the Proposals.
The close of business on April 17, 2025 has been fixed as the record date (“Record Date”) for the determination of shareholders of the Trust entitled to receive notice of and to vote at the Special Meeting of Shareholders or at any postponements or adjournments thereof (“Meeting”).  The Board of Trustees of the Trust knows of no other business to be presented at the Meeting other than the matters set forth herein.  Should any other business properly come before the Meeting, it is intended that the persons named in the accompanying form of proxy will vote on the same in their discretion.  If you attend the Meeting, you may vote your shares in person.  If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy as soon as possible.

v

The Trust will admit to the Meeting: (1) all shareholders of record of the Funds as of the Record Date; (2) persons holding proof of beneficial ownership thereof as of the Record Date, such as a letter or account statement from a broker; (3) persons who have been granted legal proxies; and (4) such other persons that the Trust, in its sole discretion, may elect to admit.  All persons wishing to be admitted to the Meeting must present photo identification.  If you plan to attend the Meeting, please call us toll-free at (800) 421-4184.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on July 23, 2025:  This Notice and the Accompanying Proxy Statement are Available at www.proxyvote.com.  On this website, you will also be able to access any amendments or supplements to the foregoing material that are required to be furnished to shareholders.
BY ORDER OF THE BOARDS OF TRUSTEES OF
CARILLON SERIES TRUST
/s/ Susan L. Walzer
Susan L. Walzer
President
[  ], 2025
St. Petersburg, Florida

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN
In order that your shares may be represented at the Meeting, please vote your proxy as soon as possible either by mail, by telephone, or online via the internet as indicated on the enclosed proxy card(s).  (If you own investments in the Fund through multiple accounts, you will receive a separate proxy card for each account.  Please vote each proxy card.)  If voting by mail, you are requested to:
•	Indicate your instructions on the proxy card(s);
•	Date and sign the proxy card(s);
•	Mail the proxy card(s) promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and
•
Allow sufficient time for the proxy card(s) to be received prior to July 23, 2025.  (However, proxies received after this time may still be voted in the event of any postponements or adjournments of the Meeting to a later date.)

If you sign, date and return the proxy card(s) but give no voting instructions for any Proposal(s), the proxies will vote FOR such Proposal(s).  In order to avoid the additional expense of further solicitations, we ask your cooperation in mailing your proxy card(s) immediately.
As an alternative to voting by mail, you may vote by telephone or online via the internet, as follows:
To vote by telephone:		To vote online via the internet:
(1)	Read the Proxy Statement and have your proxy card(s) at hand.	(1)	Read the Proxy Statement and have your proxy card(s) at hand.
(2)	Call one of the toll-free number(s) that appears on your proxy card(s).	(2)	Go to the website that appears on your proxy card(s).
(3)	Enter the control number(s) set forth on the proxy card(s) and follow the simple instructions.	(3)	Enter the control number(s) set forth on the proxy card(s) and follow the simple instructions.
If you vote by telephone or access the internet voting site, your vote must be received no later than 11:59 p.m., Eastern Time on July 22, 2025.
We encourage you to vote by telephone or online via the internet using the control number(s) that appears on your enclosed proxy card(s).  Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation.  Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.
If you have any questions regarding the Proposals, the proxy materials or need assistance voting your shares, please call us toll-free at (800) 421-4184 or Broadridge Financial Solutions, Inc. (“Broadridge”), our proxy solicitor, toll-free at (833)-218-4458.  If we do not receive your voting instructions after our original mailing, you may be contacted by officers of the Trust or employees of Carillon or by Broadridge, in any case, to remind you to vote.
If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee with your instructions for voting at the Meeting.  If you hold your shares in street name and you wish to vote in person at the Meeting, you must request your nominee to provide you with a legal proxy in order to vote your shares at the Meeting.

i

CARILLON SERIES TRUST
Carillon Chartwell Small Cap Growth Fund

880 Carillon Parkway
St. Petersburg, Florida 33716
(800) 421-4184
PROXY STATEMENT FOR THE
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON
JULY 23, 2025
This proxy statement is being provided to the shareholders of the Carillon Chartwell Small Cap Growth Fund (the “Fund”), a series of Carillon Series Trust (the “Trust”), by the Board of Trustees of the Trust, in connection with the solicitation of shareholder votes by proxy to be voted at the Special Meeting of Shareholders (the “Meeting”), or any adjournments or postponements thereof, to be held on July 23, 2025 at 10:00 a.m. Eastern Time, at the Trust’s principal executive office, located at 880 Carillon Parkway, St. Petersburg, Florida 33716.  It is expected that the Notice of Special Meeting of Shareholders, this Proxy Statement and the form of proxy will be mailed to shareholders on or about May 14, 2025.  At the Meeting, shareholders of the Fund will be asked to consider and act upon the following proposals (the “Proposals”):
Proposal
Proposa1 1: To approve the amendments of each of the Fund’s fundamental investment policies as set forth below:
A.	To approve the amendment of the Fund’s fundamental investment policy with respect to issuing senior securities.
B.	To approve the amendment of the Fund’s fundamental investment policy with respect to borrowing.
C.	To approve the amendment of the Fund’s fundamental investment policy with respect to commodities.
D.	To approve the amendment of the Fund’s fundamental investment policy with respect to industry concentration.
E.	To approve the amendment of the Fund’s fundamental investment policy with respect to diversification.
F.	To approve the amendment of the Fund’s fundamental investment policy with respect to loans.
G.	To approve the amendment of the Fund’s fundamental investment policy with respect to real estate.
H.	To approve the amendment of the Fund’s fundamental investment policy with respect to underwriting.

Shareholders also will be asked to transact any other business as may properly come before the Meeting.
The Proposals are discussed in greater detail in the attached Proxy Statement.  Please read the Proxy Statement carefully before voting on the Proposals.  The Board of Trustees of the Trust, including its independent trustees, has carefully reviewed the Proposals and unanimously recommends that shareholders vote “FOR” the Proposals.
The close of business on April 17, 2025 has been fixed as the record date (“Record Date”) for the determination of shareholders of the Trust entitled to receive notice of and to vote at the Meeting.  The Board of Trustees of the Trust knows of no other business to be presented at the Meeting other than the matters set forth herein.  Should any other business properly come before the Meeting, it is intended that the persons named in the accompanying form of proxy will vote on the same in their discretion.  If you attend the Meeting, you may vote your shares in person.  If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy as soon as possible.

ii

The Trust will admit to the Meeting: (1) all shareholders of record of the Funds as of the Record Date; (2) persons holding proof of beneficial ownership thereof as of the Record Date, such as a letter or account statement from a broker; (3) persons who have been granted legal proxies; and (4) such other persons that the Trust, in its sole discretion, may elect to admit.  All persons wishing to be admitted to the Meeting must present photo identification.  If you plan to attend the Meeting, please call us toll-free at (800) 421-4184.
Shareholders may request, without charge, additional copies of the Annual Report or any subsequent Semi-Annual Report by calling us, toll-free at (800) 421-4184, or by writing to Carillon Family of Funds, P.O. Box 23572, St. Petersburg, FL 33742.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on July 23, 2025:  This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are Available at www.proxyvote.com.  On this website, you will also be able to access any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

iii

PROPOSALS 1.A THROUGH 1.H – TO APPROVE THE AMENDMENT OF EACH OF
THE FUND’S FUNDAMENTAL INVESTMENT POLICIES
The purpose of Proposals 1.A. through 1.H. is to approve amendments to each of the Fund’s fundamental investment policies.
BACKGROUND AND RATIONALE
The Investment Company Act of 1940, as amended (the “1940 Act”), requires registered investment companies, such as the Fund, to have specific investment policies governing certain investment activities that can only be changed with shareholder approval. Investment companies may also elect to designate other policies that may be changed only with a shareholder vote. Both types of policies are often referred to as “fundamental policies.”
Proposals 1.A. through 1.H. would amend the fundamental investment policies of the Fund to afford the Fund greater flexibility in pursuing its investment objective and strategy, and to allow the Fund to adapt to any future changes to applicable law or regulation without incurring the cost of shareholder approval, provided there is compliance with limitations imposed by applicable law.  Proposals 1.A. through 1.H would also align the fundamental investment policies of the Fund with those of the majority of the other series of the Trust, for which Carillon also serves as investment adviser (the “Other Funds”), which may result in operational efficiencies in the oversight of the Fund’s compliance with its fundamental investment policies.
In addition, Proposals 1.A. through 1.H. would align the fundamental investment policies of the Fund with those of one such Other Fund, the Carillon Chartwell Small Cap Fund (“Chartwell Small Cap Fund”), another series of the Trust for which Carillon Tower Advisers, Inc. (“Carillon”), the Fund’s investment adviser, serves as investment adviser and Chartwell Investment Partners, LLC, the Fund’s subadviser, serves as subadviser, and which has identical investment objectives, principal investment strategies, and principal risks as the Fund.  At meetings held on November 14 and 15, 2024, the Trust’s Board approved a plan of reorganization pursuant to which the Chartwell Small Cap Fund would be reorganized into the Fund (the “Reorganization”).  The Reorganization would consolidate series of the Trust that are similar investment products and also may result in operational efficiencies for the Trust.  In addition, the Reorganization has the potential to increase the Fund’s assets under management, resulting in economies of scale and lower expenses for the Fund over time.  Aligning the fundamental investment policies of the Fund with those of the Chartwell Small Cap Fund at this time would allow the Reorganization to proceed without the expense of seeking a vote of the shareholders of the Chartwell Small Cap Fund.  The costs of the Reorganization, which are unknown at this time, are expected to be paid by the Fund, because the Reorganization will increase the asset size of the Fund and has the potential to result in economies of scale and lower expenses for the Fund over time. As a result of the fee waiver and/or expense reimbursement agreement, Carillon is expected to pay the Reorganization-related fees and expenses.
Each Proposal relates to a specific fundamental investment policy. Shareholders are being asked to vote separately on each Proposal. No Proposal to amend any fundamental investment policy is contingent upon the approval of any other Proposal. As a result, it may be the case that certain of the Fund’s fundamental investment policies will be amended while others will not. If a Proposal is approved by shareholders at the Meeting, the proposed change to that fundamental investment policy will take effect as soon as reasonably practicable.  If shareholders do not approve a Proposal, the current fundamental investment policy contained in that Proposal will remain in effect. Although no Proposal is contingent upon any other, to the extent that the fundamental investment policies of the Fund are not identical to the Chartwell Small Cap Fund, Carillon may determine that shareholder approval of the Chartwell Small Cap Fund is necessary for the Reorganization, which may add delay and expense to the Reorganization and negatively impact shareholders of the Fund.

Carillon has advised the Board that adoption of the proposed fundamental investment policies outlined in Proposals 1.A. through 1.H. are not expected to affect materially the manner in which the Fund’s investment program is conducted, as reflected in the Fund’s current prospectus and statement of additional information. Any material changes to the management of the Fund in the future will require consideration by the Board and disclosure in the Fund’s prospectus or statement of additional information, as appropriate.
Further information regarding the specific rationale for the proposed change of each fundamental investment policy is set forth below.
Proposal 1.A.—To Approve the Amendment of the Fund’s Fundamental Investment Policy with Respect to Issuing Senior Securities
The Board of the Trust recommends that shareholders of the Fund approve an amendment of the fundamental investment policy with respect to issuing senior securities.
Current Fundamental Investment Policy with Respect to Issuing Senior Securities:
The Fund may not issue senior securities, borrow money or pledge its assets, except that (i)  the fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.
Proposed Fundamental Investment Policy with Respect to Issuing Senior Securities:
The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Rationale for Proposal 1.A.
All mutual funds are required to have a fundamental policy regarding the issuance of senior securities. The 1940 Act prohibits an open-end investment company from issuing any class of senior security, or selling any class of senior security of which it is the issuer, except that the investment company may borrow from a bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all of its borrowings.
The current fundamental investment policy combines the restrictions with respect to issuing senior securities and borrowing money.  However, such policies are identified separately in the 1940 Act.  Accordingly, the Trust believes that separating these policies avoids any confusion and appropriately separates each fundamental investment policy.
The current fundamental investment policy reflects the applicable 1940 Act requirements and SEC staff interpretations thereunder. The proposed fundamental investment policy would provide the Fund with the flexibility to comply with any future changes to the 1940 Act and the rules and regulations thereunder, without the need for shareholders to take further action.  The proposed fundamental investment policy also would permit the Fund to issue senior securities to the extent permitted by any applicable exemptive relief that the Fund may obtain in the future, without the need for shareholders to take further action.  Although the current fundamental investment policy reflects that the restriction shall not prohibit the Fund from engaging in options transactions or short sales, or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements, and the proposed fundamental investment policy does not, the 1940 Act restrictions on borrowing do not currently impose any such restrictions of this sort, other than the asset coverage requirement.

Proposal 1.B.—To Approve the Amendment of the Fund’s Fundamental Investment Policy with Respect to Borrowing
The Board of the Trust recommends that shareholders of the Fund approve an amendment of the fundamental investment policy with respect to borrowing.
Current Fundamental Investment Policy with Respect to Borrowing:
The Fund may not issue senior securities, borrow money or pledge its assets, except that (i) the fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.
Proposed Fundamental Investment Policy with Respect to Borrowing:
The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Rationale for Proposal 1.B.
All mutual funds are required to have a fundamental policy regarding the borrowing of money. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to an additional 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays).
The current fundamental investment policy combines the restrictions with respect to issuing senior securities and borrowing money.  However, such policies are identified separately in the 1940 Act.  Accordingly, the Trust believes that separating these policies avoids any confusion and appropriately separates each fundamental investment policy.
The current fundamental investment policy reflects applicable 1940 Act requirements and SEC staff interpretations thereunder. The proposed fundamental investment policy would provide the Fund with the flexibility to comply with any future changes to the 1940 Act and the rules and regulations thereunder, without the need for shareholders to take further action.  The proposed fundamental investment policy also would permit the Fund to borrow money to the extent permitted by any applicable exemptive relief that the Fund may obtain in the future, without the need for shareholders to take further action.  In addition, the current fundamental investment policy refers to a prohibition on the Fund’s ability to pledge its assets other than in accordance with the current fundamental investment policy, which is not required by the 1940 Act.  The proposed fundamental investment policy would eliminate any questions regarding the Fund’s ability to pledge its assets. Although the current fundamental investment policy reflects that the restriction shall not prohibit the Fund from engaging in options transactions or short sales, or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements, and the proposed fundamental investment policy does not, the 1940 Act restrictions on borrowing do not currently impose any such restrictions of this sort, other than the asset coverage requirement.

Proposal 1.C.—To Approve the Amendment of the Fund’s Fundamental Investment Policy with Respect to Commodities
The Board of the Trust recommends that shareholders of the Fund approve an amendment of the fundamental investment policy with respect to commodities.
Current Fundamental Investment Policy with Respect to Commodities:
The Fund may not purchase or sell commodities or commodity futures contracts (although the fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).
Proposed Fundamental Investment Policy with Respect to Commodities:
The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.
Rationale for Proposal 1.C.
All mutual funds are required to have a fundamental policy regarding the purchase and sale of commodities. The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities.
The current fundamental investment policy for the Fund generally prohibits the Fund from purchasing or selling commodities or commodities futures contracts. The current fundamental investment policy clarifies that it does not restrict the Fund from investing in financial futures and in companies involved in the production, extraction, or processing of commodity-related products. However, such investments are not otherwise prohibited by the 1940 Act and therefore are not discussed in the proposed fundamental investment policy. The current fundamental investment policy does not address whether the Fund can hold commodities or commodity contracts acquired indirectly as a result of the ownership of securities or other instruments.
The proposed fundamental investment policy is more flexible, as it would expressly permit the Fund: (1) to retain commodities or commodity contracts acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; and (2) to purchase, sell and enter into financial futures contracts, options on financial futures contracts, warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.
Proposal 1.D.—To Approve the Amendment of the Fund’s Fundamental Investment Policy with Respect to Industry Concentration
The Board of the Trust recommends that shareholders of the Fund approve an amendment of the fundamental investment policy with respect to industry concentration.
Current Fundamental Investment Policy with Respect to Industry Concentration:
The Fund may not invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry or group of industries (other than securities issued by the U.S. Government, its agencies or instrumentalities).

Proposed Fundamental Investment Policy with Respect to Industry Concentration:
The Fund may not purchase the securities of any issuer (other than tax-exempt securities issued or guaranteed by the U.S. Government, U.S. states, District of Columbia, U.S. territories and possessions, and any of the political subdivisions of the aforementioned entities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry or group of industries.
Rationale for Proposal 1.D.
All mutual funds are required to have a fundamental policy regarding the extent to which the fund intends to concentrate its investments in a particular industry or group of industries. While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding certain types of securities) constitutes concentration. It is possible that this interpretation of concentration could change in the future. If the SEC staff’s interpretation of concentration were to change from its current position, the Fund would not be able to change its investment restriction with respect to concentration without seeking shareholder approval.
The current fundamental investment policy for the Fund excludes securities issued by the U.S. Government, its agencies or instrumentalities.  The proposed fundamental investment policy is more flexible, as it would apply to securities issued or guaranteed by the U.S. Government, U.S. states, District of Columbia, U.S. territories and possessions, and any of their political subdivisions.
Although the proposed fundamental investment policy refers to “tax-exempt” securities issued by such entities, this is a clarification, rather than a stricter prohibition, as prior SEC staff guidance indicates that, with respect to industry concentration, the tax-exempt securities issued by governments or political subdivisions of governments are not subject to the fundamental investment restriction on concentration, since such issuers are not members of any industry.  In addition, although the proposed fundamental investment policy does not include the specific clarification that the Fund’s investment is calculated at the time of purchase and taken at market value, this is and will continue to be the practice of the Fund.
Proposal 1.E.—To Approve the Amendment of the Fund’s Fundamental Investment Policy with Respect to Diversification
The Board of the Trust recommends that shareholders of the Fund approve an amendment of the fundamental investment policy with respect to diversification.
Current Fundamental Investment Policy with Respect to Diversification:
The Fund may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
Proposed Fundamental Investment Policy with Respect to Diversification:
Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the Fund may not with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Rationale for Proposal 1.E.
All mutual funds are required to have a fundamental policy regarding diversification. The Fund is currently classified as a “diversified” fund under the 1940 Act. To be classified as “diversified” under the 1940 Act, at least 75% of a fund’s total assets must be represented by (i) cash and cash items (including receivables), (ii) Government securities, (iii) securities of other investment companies; and (iv) securities of other issuers, provided that the investment represented by securities of any one issuer does not exceed 5% of the total assets of a fund or 10% of the voting stock of the issuer.
The current and proposed fundamental investment policies are substantially the same.  However, the proposed fundamental investment policy reflects the exclusion of securities of other investment companies, which more closely aligns with the 1940 Act. The proposed fundamental investment policy, by including the clause “[e]xcept to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief,” also would provide the Fund with the flexibility to comply with any future changes to the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, without the need for shareholders to take further action.
Proposal 1.F.—To Approve the Amendment of the Fund’s Fundamental Investment Policy with Respect to Loans
The Board of the Trust recommends that shareholders of the Fund approve an amendment of the fundamental investment policy with respect to loans.
Current Fundamental Investment Policy with Respect to Loans:
The Fund may not make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets.
Proposed Fundamental Investment Policy with Respect to Loans:
The Fund may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Rationale for Proposal 1.F.
All mutual funds are required to have a fundamental policy regarding making loans to others. The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.
The current and proposed fundamental investment policies are substantially the same. The current investment policy restricts the Fund’s ability to make loans beyond the current 1940 Act requirements and SEC staff interpretations thereunder. The proposed fundamental investment policy would provide the Fund with the flexibility to comply with any future changes to the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, without the need for shareholders to take further action.
Proposal 1.G.—To Approve the Amendment of the Fund’s Fundamental Investment Policy with Respect to Real Estate
The Board of the Trust recommends that shareholders of the Fund approve an amendment of the fundamental investment policy with respect to real estate.
Current Fundamental Investment Policy with Respect to Real Estate:
The Fund may not purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (“REITs”)).
Proposed Fundamental Investment Policy with Respect to Real Estate:
The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the funds may (1) invest in securities or other instruments directly or indirectly secured by real estate, and (2) invest in securities or other instruments issued by issuers that invest in real estate.

Rationale for Proposal 1.G.
All mutual funds are required to have a fundamental policy regarding the purchase and sale of real estate. The 1940 Act does not prohibit a fund from owning real estate or investing in real estate mortgage loans; however, a fund is limited in the amount of illiquid assets it may purchase by Rule 22e-4 under the 1940 Act. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities.
The current fundamental investment policy regarding real estate prohibits the Fund from investing in interests in real estate or real estate limited partnerships, whereas the proposed fundamental investment policy does not.
In addition, while both fundamental investment policies permit the Fund to invest in securities secured by real estate, the proposed fundamental investment policy clarifies that the Fund may also invest in “other instruments” secured by real estate, and that it may invest in securities or other instruments that are either “directly or indirectly” secured by real estate. Moreover, the proposed fundamental investment policy, by including the clause “except … to the extent permitted by applicable law” before the two exceptions, would provide the Fund with the flexibility to comply with to any future changes to the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, without the need for shareholders to take further action.
Although the current fundamental investment policy refers to investing in securities of companies which invest “or deal in” real estate, whereas the proposed fundamental investment policy does not refer to companies that deal in real estate, the Trust does not believe that this language results in any material impact on the Fund’s investments.
Proposal 1.H.—To Approve the Amendment of the Fund’s Fundamental Investment Policy with Respect to Underwriting
The Board of the Trust recommends that shareholders of the Fund approve an amendment of the fundamental investment policy with respect to underwriting.
Current Fundamental Investment Policy with Respect to Underwriting:
The Fund may not act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.
Proposed Fundamental Investment Policy with Respect to Underwriting:
The Fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies.
Rationale for Proposal 1.H.
All mutual funds are required to have a fundamental policy regarding the extent to which the fund may engage in the business of underwriting securities issued by others. Under the federal securities laws, a person may be deemed to be an “underwriter” if the person purchases securities from another issuer with the intention of reselling such securities to the public. However, a fund may purchase securities (such as restricted securities) in a private transaction for investment purposes and later resell such securities to institutional or other investors. In these circumstances, a fund may be considered to be within the technical definition of an underwriter under the federal securities laws notwithstanding the fact that the fund does not hold itself out as being engaged in the business of underwriting.

The current and proposed fundamental investment policies are substantially the same.  However, the proposed fundamental investment policy clarifies that, to the extent the Fund is deemed an underwriter in connection with its investments in other investment companies, such investments would not violate its fundamental investment policy with respect to underwriting.
Vote Required and Board’s Recommendation
Approval of each Proposal requires the affirmative vote of the lesser of (a) 67% of the Fund’s shares present at the Meeting, if the holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy; or (b) more than 50% of the Fund’s outstanding shares. The Proposals are not contingent upon one another. Therefore, if shareholders do not approve a Proposal, the current fundamental investment policy contained in that proposal will remain in effect.
THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE TRUST’S INDEPENDENT
TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1.A.
THROUGH 1.H.
* * *

VOTING INFORMATION
Outstanding Shares
As of the Record Date, the aggregate number of outstanding Shares of the Fund and of each class of the Fund is as follows:
Fund	Outstanding Shares	Class A Shares	Class C Shares	Class I Shares	Class R-6 Shares
Carillon Chartwell Small Cap Growth Fund	[ ]	[ ]	[ ]	[ ]	[ ]

Each share of beneficial interest (each, a “Share”) will be entitled to one vote at the Meeting and fractional Shares will be entitled to proportionate fractional votes.  As of the Record Date, the Trust is not aware of any person or “group” owning beneficially or of record more than 5% of the Fund’s Shares, except as provided in Appendix A.  [As of the Record Date, the Trust’s officers and trustees as a group beneficially owned less than 1% of each class of the Fund’s outstanding Shares.]
Record Date, Solicitation and Revocation of Proxies
The close of business on April 17, 2025 has been established as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting.  Each Share will be entitled to one vote at the Meeting and fractional Shares will be entitled to proportionate fractional votes.
This solicitation is being made primarily by the mailing of this proxy statement and the accompanying proxy card.  Supplementary solicitations may be made by mail or telephone by officers of the Trust, employees of Carillon or by Broadridge Financial Solutions, Inc. (“Broadridge”), our proxy solicitor.  The approximate mailing date of this Proxy Statement and the proxy card(s) is May 14, 2025.
If the enclosed proxy card(s) is executed properly and returned, Shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy.  You may revoke your proxy at any time prior to its use at the Meeting by submitting a letter of revocation showing your name and account number or a properly executed, later-dated proxy card delivered to Susan L. Walzer, President, Carillon Family of Funds, 880 Carillon Parkway, St. Petersburg, Florida 33716, or delivered to her at the Meeting, or by attending the Meeting and voting in person.  If you hold your Shares in street name, please contact your broker, bank or other nominee if you wish to revoke your proxy.  If you date, sign and return the proxy but give no voting instructions, your Shares will be voted FOR the Proposals set forth in the preceding notice and described in this Proxy Statement.  Proxies will also vote in their discretion upon such other matters as may properly come before the Meeting.
The Trust’s Annual Report to Shareholders for the fiscal year ended December 31, 2024 has previously been mailed to shareholders.  Shareholders may request, without charge, additional copies of the Annual Report or any subsequent Semi-Annual Report by calling us, toll-free at (800) 421-4184, or by writing to Carillon Family of Funds, P.O. Box 23572, St. Petersburg, FL 33742.  Copies of the Annual and Semi-Annual Reports to Shareholders of the Trust are also available on the Trust’s website at https://funddocs.filepoint.com/carillon/ and on the Electronic Data Gathering and Retrieval System (EDGAR) database on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov.

Quorum, Adjournment and Voting Requirements
For the Fund, the presence at the Meeting, in person or by proxy, of shareholders entitled to vote one-third of the Fund’s Shares is required for a quorum.  The Meeting may be adjourned by action of the chairman of the meeting with respect to one or more matters, whether or not a quorum is present with respect to such matter(s).  Any adjourned meeting may be held without the necessity of a further notice if the date, time and place of the adjourned meeting were announced at the time of the adjournment and the adjourned meeting is held within a reasonable time after the date set for the original meeting.  At such adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally notified.  A shareholder vote may be taken with respect to one or more Proposals prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Each shareholder will vote separately on each Proposal.
Each Proposal must be approved by the affirmative vote of the lesser of: (a) 67% of the Fund’s Shares present at the Meeting, if the holders of more than 50% of that Fund’s outstanding Shares are present in person or represented by proxy; or (b) more than 50% of that Fund’s outstanding Shares.  Abstentions and “broker non-votes” (i.e., Shares held by brokers, banks or other nominees as to which: (i) instructions have not been received from the beneficial owner or persons entitled to vote; and (ii) the broker, bank or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present but will not be counted as votes cast.  Accordingly, abstentions and broker non-votes effectively will have the effect of a vote against a Proposal.
OTHER BUSINESS
The Board of Trustees of the Trust knows of no other business to be presented at the Meeting other than the matters set forth in this Proxy Statement.  Should any other business properly come before the Meeting, it is intended that the persons named in the accompanying proxy card will vote on the same in their discretion.
ADDITIONAL INFORMATION
Investment Adviser, Subadviser and Other Service Providers
Investment Adviser. Carillon Tower Advisers, Inc. (“Carillon”), 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as the investment adviser to the Fund. Raymond James Financial, Inc. owns all shares of stock of Carillon. Carillon was founded in 2014.
Subadviser. Chartwell Investment Partners, LLC (“Chartwell”), 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, serves as the subadviser to the Fund. Chartwell is a wholly owned subsidiary of Carillon.  Chartwell was founded in 1997.
Principal Underwriter and Distributor. Carillon Fund Distributors, Inc. (“CFD”), 880 Carillon Parkway, St. Petersburg, Florida 33716, is the principal underwriter for the Shares of the Fund.  CFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  The offering of the Funds’ Shares is continuous, and CFD distributes the Shares on a best-efforts basis.  CFD is an indirect wholly-owned subsidiary of Carillon.
Administrator and Transfer Agent. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides various administrative and accounting services necessary for the operations of the Fund.  USBFS also serves as the transfer agent for the Fund.
Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, 4040 West Boy Scout Blvd., Suite 1000, Tampa, Florida 33607, has been appointed as the independent registered certified public accounting firm to the Fund for the fiscal year ending December 31, 2025.

“Householding”
In order to reduce the volume of mail that the Trust sends to a household, only one Annual or Semi-Annual Report to Shareholders or proxy statement may be delivered to two or more shareholders who are members of the same family and share the same address of record, unless the Trust has received instructions to the contrary (commonly referred to as “householding”).  To request individual copies of an Annual or Semi-Annual Report to Shareholders or this proxy statement, or to request a single copy if multiple copies of such documents are received, please call toll-free at (800) 421-4184 or write to Carillon Family of Funds, P.O. Box 23572, St. Petersburg, FL 33742.  Once the Trust receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.  Shareholders who own Shares of the Fund through a financial intermediary should contact their financial intermediary with such a request.
Expenses of Solicitation
The cost of this solicitation, including the preparation, printing and mailing of these proxy materials, will be borne by Carillon or an affiliate.  In addition to solicitations through the mail, proxies may be solicited by telephone, electronic communications, personal contact or otherwise.  Carillon has retained Broadridge to assist in the solicitation of proxies, at a cost of approximately $30,000 (plus reimbursement of out-of-pocket expenses).  Brokers, custodians, nominees and fiduciaries will be reimbursed for the reasonable out-of-pocket expenses incurred by them in forwarding solicitation material to the beneficial owners of Shares held of record by such persons.
FUTURE MEETINGS; SHAREHOLDER PROPOSALS; SHAREHOLDER COMMUNICATIONS
The Trust is not required to hold, and does not hold, annual or other regular meetings of the shareholders.  Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting of the Trust cannot be provided.  To be considered for inclusion in the proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for that meeting is mailed.  Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws.  The timely submission of a proposal does not guarantee its inclusion, because inclusion in the proxy statement is subject to compliance with certain federal regulations.
Shareholders who want to communicate with the Board or any individual Board member should write the Trust, Attention of the Secretary, Carillon Family of Funds, 880 Carillon Parkway, St. Petersburg, Florida 33716.  The letter should indicate in which Fund you hold Shares and the number of Shares held.  If the communication is intended for a specific Board member and so indicates, it will be sent only to that Board member.  If a communication does not indicate a specific Board member, it will be sent to the Chair of the Board for further distribution as deemed appropriate by such person.
BY ORDER OF THE BOARD OF TRUSTEES OF
CARILLON SERIES TRUST
/s/ Susan L. Walzer
Susan L. Walzer
President
[  ], 2025
YOU ARE URGED TO DATE, SIGN, COMPLETE
AND RETURN YOUR PROXY IMMEDIATELY

APPENDIX A: SECURITY OWNERSHIP OF CERTAIN OWNERS OF THE FUNDS
As of the Record Date, to the Trust’s knowledge, the following persons owned beneficially or of record 5% or more of the Class A, Class C, Class I and Class R-6 Shares of the Fund.
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class R-6 Shares
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

A principal shareholder is any person or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended) who owns of record or beneficially 5% or more of the outstanding Shares of the Fund.  A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

A-1

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE CARILLON SERIES TRUST BOARD OF TRUSTEES WITH RESPECT TO THE CARILLON CHARTWELL SMALL CAP GROWTH FUND (THE "FUND"). THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSALS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A Proposals

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign; however, the proxy will be valid if executed by any one of them, unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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